UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2007

I.C. ISAACS & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23379	52-1377061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 10th Avenue, 9th Floor, New York, NY	10018
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (646) 459-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A (the “Current Report”) is being filed by I.C. Isaacs & Company, Inc. (the “Company”) to amend and supplement the Company’s Current Report on Form 8-K (the “Prior Report”), dated and filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2007. The Prior Report, among other matters, announced the appointment of Robert S. Stec as interim Chief Executive Officer (“CEO”) of the Company.  At the time of such filing, the material terms of Mr. Stec’s employment agreement were not known.  On April 19, 2007, the Company and Mr. Stec entered into an employment agreement (the “Employment Agreement”), effective as of April 5, 2007, with a term continuing through April 4, 2008 (the “Term”). The Term of the Employment Agreement may be extended by mutual agreement of the parties.

Under the Employment Agreement, Mr. Stec is entitled to an annual base compensation of $660,000.  In addition to base salary, Mr. Stec shall receive an option to purchase 75,000 shares of the Company’s common stock, subject to the Company’s Amended and Restated Omnibus Stock Plan, filed with the SEC on August 14, 2003 as Exhibit 4.04 to Form 10-Q, and subject to an Amended and Restated Omnibus Stock Plan Nonstatutory Stock Option Grant Agreement, entered into on August 19, 2007 between the Company and Mr. Stec and filed with this Current Report as Exhibit A to Exhibit 10.1.

If Mr. Stec’s employment is terminated prior to the Term for any reason, Mr. Stec will be entitled to the following: (i) any accrued but unpaid base compensation through the date of termination; (ii) any vacation accrued to the date of termination; and (iii) any accrued but unpaid expenses through the date of termination. In addition, if Mr. Stec’s employment is terminated without cause or if Mr. Stec terminates the Employment Agreement for good reason, Mr. Stec will also be entitled to continued payment of his base compensation for one month after the date of termination.

Mr. Stec’s new Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K/A, and is incorporated herein by reference to such Exhibit.  The foregoing description of the Employment Agreement is qualified in its entirety by reference to such Exhibit.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement, dated April 19, 2007, and effective as of April 5, 2007, between the Company and Robert S. Stec.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                I.C. ISAACS & COMPANY, INC.

Date: April 25, 2007	By: /s/ Gregg A. Holst
                Gregg A. Holst
                                            Chief Financial Officer